UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2024

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza
Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, par value $0.001 per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Convertible Notes Offering

On September 16, 2024, MicroStrategy Incorporated (the “Company”) issued a press release announcing its intention to offer, subject to market conditions and other factors, $700 million aggregate principal amount of convertible senior notes due 2028 in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to grant to the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $105 million aggregate principal amount of the notes. A copy of the press release announcing the offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 18, 2024, the Company issued a press release announcing that it has priced a private offering of $875 million aggregate principal amount of its convertible senior notes due 2028. The notes will only be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Company also granted to the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $135 million aggregate principal amount of the notes. The offering is expected to close on September 19, 2024, subject to satisfaction of customary closing conditions.

The Company estimates that the net proceeds of the offering will be approximately $864.1 million (or approximately $997.4 million if the initial purchasers exercise in full their option to purchase additional notes), after deducting the initial purchasers’ discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the sale of the notes to redeem in full all $500.0 million outstanding aggregate principal amount of the Company’s 6.125% Senior Secured Notes due 2028 (the “Senior Secured Notes”) and to use any balance of the net proceeds to acquire additional bitcoin and for general corporate purposes. Upon redemption of the Senior Secured Notes, all collateral securing the Senior Secured Notes, including approximately 69,080 bitcoins, will be released.

A copy of the press release announcing the pricing of the offering is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

2028 Senior Secured Notes Redemption

On September 16, 2024, the Company announced that it delivered a notice of conditional full redemption (the “Notice”) to the trustee of the Company’s outstanding Senior Secured Notes. The aggregate principal amount of the Senior Secured Notes being redeemed is $500.0 million, which is equal to the current aggregate principal amount of Senior Secured Notes outstanding. The Notice calls for the redemption of the outstanding Senior Secured Notes (the “Redemption”) on September 26, 2024 (the “Redemption Date”) if the Closing Condition (defined below) has been satisfied or waived by the Company as of the Redemption Date, at a redemption price equal to 103.063% of the principal amount of the Senior Secured Notes, plus accrued and unpaid interest, if any, to but excluding the Redemption Date (the “Redemption Price”).

The Company’s obligation to redeem any of the Senior Secured Notes and to pay the Redemption Price on the Redemption Date is conditioned upon the issuance and settlement, through one or more closings, by the Company of senior convertible notes in an aggregate principal amount of $600 million or more on or prior to 9:00 a.m. (ET) on the Redemption Date (the “Closing Condition”). If the Closing Condition is not satisfied or waived on or prior to 9:00 a.m. (ET) on the Redemption Date, the Company may, in its discretion: (i) delay the Redemption Date until the date the Closing Condition is satisfied; or (ii) rescind the Notice if the Closing Condition is not satisfied by the Redemption Date, or by the Redemption Date so delayed.

On the Redemption Date, assuming the Closing Condition is satisfied or waived, the applicable Redemption Price will become due and payable in respect of the Senior Secured Notes and interest on the Senior Secured Notes will cease to accrue on and after the Redemption Date to the extent that the Company does not default in the payment of the applicable Redemption Price.

Upon redemption of the Senior Secured Notes, all collateral securing the Senior Secured Notes, including approximately 69,080 bitcoins, will be released.

To collect the applicable Redemption Price, a holder must comply with the procedures set forth in the indenture governing the Senior Secured Notes, including: (i) in the case of Senior Secured Notes held through The Depository Trust Company (“DTC”), in accordance with DTC’s applicable procedures and (ii) in the case of physically held Senior Secured Notes, at the address of the paying agent specified in the Notice.

A copy of the press release announcing the Redemption is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 8.01 of this Current Report on Form 8-K relating to the Redemption and the Notice are for informational purposes only and do not constitute an offer to buy or a solicitation of an offer to sell any Senior Secured Notes and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Such information is not a notice of redemption with respect to the Senior Secured Notes, and any redemption will be or has been made in accordance with the terms of the indenture governing the Senior Secured Notes.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and the exhibit attached hereto about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the estimated net proceeds of the offering, the anticipated use of such net proceeds, including the anticipated redemption of the Senior Secured Notes, and the anticipated closing date. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to market conditions and the completion of the offering on the anticipated terms or at all, the other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission August 6, 2024, and the risks described in other filings that the Company may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 16, 2024, announcing the offering.

99.2	Press Release, dated September 18, 2024, announcing the pricing of the offering.

99.3	Press Release, dated September 16, 2024, announcing the Redemption.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2024	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Senior Executive Vice President & General Counsel